UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	November 15, 2006
Date of earliest event reported:	November 10, 2006

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.
Naperville, Illinois 60563
(Address of principal executive offices) (Zip Code)

(630) 438-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On November 10, 2006, OfficeMax Incorporated (the “Company”) and its wholly owned subsidiary Kooskia Investment Corporation (“Kooskia”) entered into a Restructuring Agreement and Amendment No. 1 to Securityholders Agreement (the “Restructuring Agreement”) with Boise Cascade Holdings, L.L.C. (“BCH”), Boise Cascade, L.L.C., Boise Land & Timber Holdings Corp.  (“BLTH”), Boise Land & Timber Corp., and Forest Products Holdings, L.L.C.  Prior to entering into the Restructuring Agreement, the Company held Series B Common Units of BCH representing an approximate 19.8% voting interest in BCH, together with all of the non-voting Series A Common Units of BCH.  The Company also held, through Kooskia, Series B Common Stock of BLTH representing an approximate 19.8% voting interest in BLTH, together with all of the non-voting Series A Common Stock of BLTH.  Pursuant to the Restructuring Agreement, and a related Agreement and Plan of Merger, the shares of BLTH held by Kooskia were dividended to the Company, and BLTH was merged with and into BCH, with BCH as the surviving entity.  As a result of the merger, the Company’s capital contributions in respect of its Series A Common Units of BCH were deemed increased by the amount of the liquidation value and accumulated dividends of the Series A Common Stock of BLTH, the Company was deemed to have additional unpaid Series A Yield on the Series A Common Units of BCH equal to the amount of unpaid dividends on the Series A Common Stock of BLTH, and the Company’s capital contributions in respect of its Series B Common units of BCH were deemed increased by the value of its Series B Common Stock of BLTH.  The Company continues to hold Series B Common Units of BCH representing an approximate 19.8% voting interest in BCH, and all of the Series A Common Units of BCH.

Pursuant to the Restructuring Agreement, the BCH Operating Agreement was amended to reflect the terms of the merger, including those described above, and to make other immaterial changes.  In addition, the Restructuring Agreement amended the Securityholders Agreement relating to BCH to make certain corrections in that agreement; the Restructuring Agreement amended the Stockholders Agreement relating to BLTH to reflect the merger and to make certain corrections; and the Registration Rights Agreement relating to BLTH was terminated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1

Restructuring Agreement and Amendment No. 1 to Securityholders Agreement by and among Boise Cascade Holdings, L.L.C., Boise Cascade, L.L.C., Boise Land & Timber Holdings Corp., Boise Land & Timber Corp., Forest Products Holdings, L.L.C., OfficeMax Incorporated and Kooskia Investment Corporation

Exhibit 99.2	Boise Cascade Holdings, L.L.C. Second Amended and Restated Operating Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 15, 2006

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
99.1

Restructuring Agreement and Amendment No. 1 to Securityholders Agreement by and among Boise Cascade Holdings, L.L.C., Boise Cascade, L.L.C., Boise Land & Timber Holdings Corp., Boise Land & Timber Corp., Forest Products Holdings, L.L.C., OfficeMax Incorporated and Kooskia Investment Corporation

99.2	Boise Cascade Holdings, L.L.C. Second Amended and Restated Operating Agreement